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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 22, 2003



                          INSITUFORM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                      0-10786                     13-3032158
    (State or other             (Commission File              (I.R.S. Employer
    jurisdiction of                  Number)                   Identification
    incorporation)                                                 Number)



        702 SPIRIT 40 PARK DRIVE
          CHESTERFIELD, MISSOURI                                      63005
  (Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (636) 530-8000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On July 22, 2003, Insituform Technologies, Inc. issued a press release regarding the election of Thomas S. Rooney, Jr., president and chief operating officer, as chief executive officer and a member of the board of directors, and the election of Alfred L. Woods, an independent member of the company's board of directors, as non-executive chairman of the board. Messrs. Rooney and Woods replace Anthony W. (Tony) Hooper, who has resigned as chief executive officer and chairman of the board. The text of the press release, which is attached as
Exhibit 99, is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits. See Exhibit Index.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2003

                                  INSITUFORM TECHNOLOGIES, INC.



                                  By: /s/ Joseph A. White
                                      ------------------------------------------
                                      Joseph A. White,
                                      Vice President and Chief Financial Officer







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                                  EXHIBIT INDEX

Exhibit No.                Description
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
99                         Press Release, dated July 22, 2003.
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